Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Second Quarter 2019 Financial Results
Strong Results Driven by Significant Increase in U.S. Same Store Parts & Service Revenue and Record U.S. F&I Profit per Unit Performance
HOUSTON, July 25, 2019 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2019 second quarter net income of $49.2 million, diluted earnings per common share of $2.64, adjusted net income (a non-GAAP measure) of $52.8 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $2.83.
Second quarter 2019 adjusted net income and diluted earnings per share exclude approximately $3.5 million net after-tax adjustments, or $0.19 per common share. These adjustments consist primarily of $3.0 million related to catastrophic weather events, or $0.16 per common share; and non-cash asset impairments of $0.5 million, or $0.03 per common share.
“We delivered a strong quarter based on exceptional results in the U.S. despite a soft new vehicle sales market. Record Same Store parts and service revenue growth of more than 10 percent and record F&I per retail unit profitability drove Same Store gross profit growth of 8.5 percent,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “This performance demonstrates that we can continue to increase profits in a less than optimal new vehicle sales environment.”
“In contrast to our strong U.S. performance, we saw significant weakness in our U.K. operations. Weak overall market conditions stemming from BREXIT uncertainty were compounded by a decline in used vehicle market values. We are in the midst of a significant cost reduction effort in the U.K. to respond to these market fluctuations,” added Hesterberg.
Consolidated Results for Second Quarter 2019 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue grew 2.1 percent (3.7 percent), to $3.0 billion.

▪	Total gross profit grew 3.7 percent (4.8 percent), to $454.3 million.

▪
New vehicle revenues increased 0.6 percent (2.2 percent), despite a slight decrease in unit sales. New vehicle gross profit decreased 9.0 percent (decreased 7.7 percent), to $69.7 million, largely explained by the decision to forego certain OEM volume bonuses in the U.K. by not self-registering vehicles this quarter.

▪
Retail used vehicle revenues increased 2.1 percent (3.7 percent) on 4.6 percent higher unit sales. Retail used vehicle gross profit increased 4.1 percent (5.4 percent), to $53.3 million. Total used vehicle gross profit was up 3.4 percent (4.7 percent), to $53.2 million. In the U.S., the Val-u-Line® initiative the Company launched last year has continued to build momentum, with Same Store used retail unit sales increasing 7.0 percent, and Val-u-Line® units growing to over 11 percent of the mix.

▪
Parts and service gross profit increased 4.6 percent (5.8 percent), to $204.1 million, on revenue growth of 5.6 percent (6.8 percent). Same Store parts and service gross profit increased 6.0 percent (7.2 percent) on Same Store parts and service revenue growth of 7.9 percent (9.1 percent). U.S. Same Store parts and service revenue increased by 10.1 percent, establishing a new all-time quarterly growth record.

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▪
Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 10.1 percent (11.0 percent), to $1,555 and total F&I gross profit increased $12.2 million, or 10.6 percent (11.5 percent), to $127.3 million. Same Store U.S. F&I PRU increased $161, or 9.7 percent, to a new all-time record of $1,821 per unit.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 430 basis points, to 74.6 percent. Adjusted Same Store SG&A as a percent of gross profit increased 80 basis points, to 73.6 percent, which is more than explained by gross profit deterioration in the U.K., partially offset by U.S. Same Store SG&A as a percent of gross profit, which decreased 60 basis points, to 71.1 percent, and adjusted Same Store U.S. SG&A as a percent of gross profit, which decreased 40 basis points, to 70.0 percent.

Segment Results for Second Quarter 2019 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 75.8 percent of total revenues and 82.9 percent of total gross profit. Total Same Store U.S. revenues were up 6.1 percent. These results were driven by double-digit growth in Same Store F&I revenue (up 13.4 percent), parts and service revenue (up 10.1 percent), as well as mid-single digit gains in used retail revenue (up 5.9 percent), and new vehicle retail revenue (up 4.6 percent). Same Store F&I gross profit PRU increased $161, or 9.7 percent per unit, to $1,821, and Same Store total gross profit grew 8.5 percent.
Same Store new vehicle retail gross profit PRU declined $39, to $1,810. Same Store total used vehicle gross profit PRU increased 5.6 percent, or $63, to $1,197, reflecting the impact of the used vehicle initiatives we launched last year.
Same Store operating margin increased 30 basis points, to 4.2 percent and adjusted Same Store operating margin increased 20 basis points, to 4.4 percent.
“We are very pleased with our U.S. performance as the numerous initiatives we have implemented across our used vehicle and service departments continue to gain traction and deliver strong Same Store growth,” said Daryl Kenningham, Group 1’s president of U.S. operations. “We are particularly pleased with the increased level of hiring and retention of service technicians and advisors, with Same Store headcount for both positions increasing by double-digit percentage points compared to the prior year period. This has driven the highest level of quarterly growth in U.S. Same Store parts and service revenue that we have ever seen.”

▪	United Kingdom:
The Company’s U.K. operations accounted for 20.4 percent of total revenues and 14.1 percent of total gross profit. Total Same Store U.K. revenues decreased 7.5 percent (decreased 2.1 percent), to $603.7 million. Same Store new vehicle units sold decreased 11.5 percent. Same Store total gross profit decreased 15.1 percent (decreased 10.3 percent), to $61.9 million.
Same Store SG&A expenses as a percent of gross profit increased 10.2 percentage points, to 92.1 percent; and operating margin decreased 120 basis points, to 0.3 percent.

▪	Brazil:
The Company’s Brazilian operations accounted for 3.8 percent of total revenues and 3.0 percent of total gross profit. The Company’s Same Store new vehicle revenue grew 9.1 percent on a constant currency basis, with units up 7.0 percent. On a Same Store constant currency basis, total revenues grew 8.0 percent, driven by revenue growth of the aforementioned 9.1 percent in new vehicles, 3.9 percent in total used vehicles, and 14.0 percent in parts & service.

SG&A expenses as a percent of gross profit improved 500 basis points, to 86.1 percent. Adjusted Same Store SG&A expenses as a percent of gross profit increased 400 basis points, to 90.5 percent.

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Corporate Development
As previously announced in July 2019, the Company acquired two BMW and two MINI franchises in New Mexico, which are expected to generate approximately $100 million in annualized revenues.

Additionally, as recently announced in July 2019, the Company acquired five Volkswagen franchise dealerships in the County of Essex, northeast of London. This transaction includes four Volkswagen and one Volkswagen Commercial Vehicle franchises and adds further scale to Group 1’s numerous existing operations in Essex. Specifically, the acquired operations are located in the cities of Chelmsford, Colchester, Romford and Southend. This acquisition is expected to generate approximately $115 million in annualized revenues. The addition of these stores increases the Company's U.K. operations to 49 dealerships (65 franchises), which includes 11 existing brands (Audi, BMW, Ford, Jaguar, Kia, Land Rover, MINI, SEAT, Skoda, Toyota, and Volkswagen Commercial Vehicles).

In June 2019, the Company disposed of four franchises, which included BMW and MINI franchises in Watford (U.K.), a Volkswagen Commercial Vehicle franchise in Hatfield (U.K.), as well as a Mercedes-Benz franchise in Campo Grande (Brazil). These four franchises generated approximately $80 million in trailing-twelve-month revenues.

Year-to-date 2019, the Company has acquired a total of 11 franchises, which are expected to generate an estimated $255 million in annual revenues; and the Company has disposed of 11 franchises, which generated approximately $200 million in trailing-twelve-month revenues.
Second Quarter 2019 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 9 a.m. ET to discuss the second quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    4859924
A telephonic replay will be available following the call through August 1, 2019 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10133445

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ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 184 automotive dealerships, 239 franchises, and 48 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES AND SAME STORE DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or “core,” business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company’s financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted income per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.

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In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)
REVENUES
New vehicle retail sales	$1,565,375	$1,555,570	0.6
Used vehicle retail sales	838,896	821,853	2.1
Used vehicle wholesale sales	95,996	92,854	3.4
Parts and service sales	378,167	358,129	5.6
Finance, insurance and other, net	127,255	115,056	10.6
Total revenues	3,005,689	2,943,462	2.1
COST OF SALES
New vehicle retail sales	1,495,671	1,478,988	1.1
Used vehicle retail sales	785,604	770,639	1.9
Used vehicle wholesale sales	96,089	92,613	3.8
Parts and service sales	174,072	163,059	6.8
Total cost of sales	2,551,436	2,505,299	1.8
GROSS PROFIT	454,253	438,163	3.7
Selling, general and administrative expenses	338,715	308,092	9.9
Depreciation and amortization expense	17,864	16,638	7.4
Asset impairments	537	4,268	(87.4)
INCOME (LOSS) FROM OPERATIONS	97,137	109,165	(11.0)
OTHER INCOME (EXPENSE)
Floorplan interest expense	(15,943)	(14,563)	9.5
Other interest expense, net	(17,961)	(19,414)	(7.5)
INCOME (LOSS) BEFORE INCOME TAXES	63,233	75,188	(15.9)
Benefit (provision) for income taxes	(14,008)	(18,725)	(25.2)
NET INCOME (LOSS)	$49,225	$56,463	(12.8)
Less: earnings allocated to participating securities	$1,842	$1,916	(3.9)
Earnings available to diluted common shares	$47,383	$54,547	(13.1)
DILUTED EARNINGS (LOSS) PER SHARE	$2.64	$2.72	(2.9)
Weighted average dilutive common shares outstanding	17,930	20,046	(10.6)
Weighted average participating securities	702	708	(0.8)
Total weighted average shares	18,632	20,754	(10.2)

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/(Decrease)
REVENUES
New vehicle retail sales	$2,979,860	$3,069,160	(2.9)
Used vehicle retail sales	1,658,099	1,602,423	3.5
Used vehicle wholesale sales	188,134	196,883	(4.4)
Parts and service sales	747,341	707,644	5.6
Finance, insurance and other, net	240,631	227,378	5.8
Total revenues	5,814,065	5,803,488	0.2
COST OF SALES
New vehicle retail sales	2,838,765	2,917,151	(2.7)
Used vehicle retail sales	1,556,998	1,507,714	3.3
Used vehicle wholesale sales	187,776	194,987	(3.7)
Parts and service sales	344,770	325,710	5.9
Total cost of sales	4,928,309	4,945,562	(0.3)
GROSS PROFIT	885,756	857,926	3.2
Selling, general and administrative expenses	666,423	632,439	5.4
Depreciation and amortization expense	34,861	32,980	5.7
Asset impairments	537	4,268	(87.4)
INCOME (LOSS) FROM OPERATIONS	183,935	188,239	(2.3)
OTHER INCOME (EXPENSE)
Floorplan interest expense	(31,646)	(28,650)	10.5
Other interest expense, net	(36,880)	(38,234)	(3.5)
INCOME (LOSS) BEFORE INCOME TAXES	115,409	121,355	(4.9)
Benefit (provision) for income taxes	(27,536)	(29,078)	(5.3)
NET INCOME (LOSS)	$87,873	$92,277	(4.8)
Less: earnings allocated to participating securities	$3,299	$3,123	5.6
Earnings available to diluted common shares	$84,574	$89,154	(5.1)
DILUTED EARNINGS (LOSS) PER SHARE	$4.73	$4.42	7.0
Weighted average dilutive common shares outstanding	17,878	20,176	(11.4)
Weighted average participating securities	702	712	(1.4)
Total weighted average shares	18,580	20,888	(11.0)

Group 1 Automotive, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)

	June 30, 2019	December 31, 2018	% Increase/(Decrease)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$37,740	$15,932	136.9
Contracts in transit and vehicle receivables, net	252,529	265,660	(4.9)
Accounts and notes receivable, net	188,489	193,981	(2.8)
Inventories, net	1,793,671	1,844,059	(2.7)
Prepaid expenses and other current assets	89,705	82,734	8.4
TOTAL CURRENT ASSETS	2,362,134	2,402,366	(1.7)
Property and equipment, net	1,422,986	1,347,835	5.6
Operating lease assets	202,719	—	100.0
Goodwill	963,502	963,925	—
Intangible franchise rights	259,540	259,630	—
Other assets	14,880	27,319	(45.5)
TOTAL ASSETS	$5,225,761	$5,001,075	4.5

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Floorplan notes payable - credit facility and other	$1,199,184	$1,292,452	(7.2)
Offset account related to floorplan notes payable - credit facility	(69,307)	(33,637)	106.0
Floorplan notes payable - manufacturer affiliates	426,636	417,924	2.1
Offset account related to floorplan notes payable - manufacturer affiliates	(150)	(100)	50.0
Current maturities of long-term debt	71,548	92,967	(23.0)
Current operating lease liabilities	23,504	—	100.0
Accounts payable	485,908	419,350	15.9
Accrued expenses and other current liabilities	198,017	197,609	0.2
TOTAL CURRENT LIABILITIES	2,335,340	2,386,565	(2.1)
5.00% Senior Notes (principal of $550,000)	544,591	543,730	0.2
5.25% Senior Notes (principal of $300,000)	297,035	296,735	0.1
Acquisition line	38,113	31,842	19.7
Real estate related and other long-term debt, net of current maturities	367,843	366,723	0.3
Finance leases, net of current maturities	48,138	42,459	13.4
Operating lease liabilities, net of current portion	193,421	—	100.0
Deferred income taxes	134,649	134,683	—
Other liabilities	102,566	102,644	(0.1)
STOCKHOLDERS’ EQUITY
Common stock	255	255	—
Additional paid-in capital	288,197	292,774	(1.6)
Retained earnings	1,466,963	1,394,817	5.2
Accumulated other comprehensive income (loss)	(152,530)	(137,772)	10.7
Treasury stock	(438,820)	(454,380)	(3.4)
TOTAL STOCKHOLDERS’ EQUITY	1,164,065	1,095,694	6.2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,225,761	$5,001,075	4.5

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended June 30,		Six Months Ended June 30,
		2019 (%)	2018 (%)	2019 (%)	2018 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX
Region	Geographic Market
United States	Texas	36.0	35.2	35.0	35.4
	Oklahoma	6.8	5.9	6.5	5.9
	California	5.8	6.4	5.6	6.5
	Massachusetts	4.7	4.7	4.5	4.7
	Georgia	4.6	4.4	4.4	4.3
	Florida	2.5	2.5	2.6	2.5
	Louisiana	2.7	1.9	2.5	1.8
	New Jersey	1.7	1.7	1.8	1.6
	New Hampshire	1.8	1.8	1.7	1.8
	South Carolina	1.7	1.6	1.7	1.6
	Mississippi	1.2	1.2	1.2	1.2
	Kansas	1.1	1.3	1.1	1.3
	Alabama	0.7	0.6	0.7	0.6
	Maryland	0.5	0.5	0.5	0.5
	New Mexico	0.2	0.2	0.2	0.1
		72.0	69.9	70.0	69.8

International	United Kingdom	22.0	25.1	24.2	25.2
	Brazil	6.0	5.0	5.8	5.0
		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX
Toyota/Lexus		24.9	23.9	24.0	24.0
Volkswagen/Audi/Porsche/SEAT/SKODA		13.4	15.2	14.2	14.7
BMW/MINI		11.9	12.2	12.2	12.4
Honda/Acura		10.6	8.9	10.7	9.2
Ford/Lincoln		10.6	11.0	10.6	11.2
Chevrolet/GMC/Buick/Cadillac		6.7	5.7	6.5	5.8
Nissan		6.3	6.0	6.1	6.4
Mercedes-Benz/smart/Sprinter		5.1	5.4	5.3	5.0
Hyundai/Kia		3.9	3.8	3.7	3.9
Chrysler/Dodge/Jeep/RAM		3.3	4.1	3.2	4.1
Jaguar/Land Rover		1.7	1.9	2.1	1.9
Other		1.6	1.9	1.4	1.4
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)
REVENUES
New vehicle retail sales	$1,188,792	$1,146,882	3.7
Used vehicle retail sales	625,452	592,007	5.6
Used vehicle wholesale sales	44,285	42,781	3.5
Total used	669,737	634,788	5.5
Parts and service sales	309,645	288,889	7.2
Finance, insurance and other, net	110,506	97,442	13.4
Total revenues	$2,278,680	$2,168,001	5.1
GROSS MARGIN %
New vehicle retail sales	4.6	4.9
Used vehicle retail sales	6.9	6.6
Used vehicle wholesale sales	2.1	3.6
Total used	6.6	6.4
Parts and service sales	54.0	54.2
Finance, insurance and other, net	100.0	100.0
Total gross margin	16.5	16.2
GROSS PROFIT
New vehicle retail sales	$54,752	$56,358	(2.8)
Used vehicle retail sales	43,330	38,809	11.6
Used vehicle wholesale sales	921	1,553	(40.7)
Total used	44,251	40,362	9.6
Parts and service sales	167,201	156,508	6.8
Finance, insurance and other, net	110,506	97,442	13.4
Total gross profit	$376,710	$350,670	7.4
UNITS SOLD
Retail new vehicles sold	30,318	30,388	(0.2)
Retail used vehicles sold	30,477	28,484	7.0
Wholesale used vehicles sold	6,828	7,292	(6.4)
Total used	37,305	35,776	4.3
AVERAGE RETAIL SALES PRICE
New vehicle retail	$39,211	$37,741	3.9
Used vehicle retail	$20,522	$20,784	(1.3)
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,806	$1,855	(2.6)
Used vehicle retail sales	$1,422	$1,362	4.4
Used vehicle wholesale sales	$135	$213	(36.6)
Total used	$1,186	$1,128	5.1
Finance, insurance and other, net (per retail unit)	$1,818	$1,655	9.8
OTHER
SG&A expenses	$268,077	$234,279	14.4
Adjusted SG&A expenses (1)	$264,085	$246,586	7.1
SG&A as % revenues	11.8	10.8
Adjusted SG&A as % revenues (1)	11.6	11.4
SG&A as % gross profit	71.2	66.8
Adjusted SG&A as % gross profit (1)	70.1	70.3
Operating margin %	4.1	4.6
Adjusted operating margin % (1)	4.3	4.2
Pretax margin %	2.8	3.2
Adjusted pretax margin % (1)	3.0	2.8
INTEREST EXPENSE
Floorplan interest expense	$(14,001)	$(12,809)	9.3
Floorplan assistance	11,712	11,206	4.5
Net floorplan expense	$(2,289)	$(1,603)	42.8
Other interest expense, net	$(16,611)	$(17,332)	(4.2)
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/(Decrease)
REVENUES
New vehicle retail sales	$2,220,534	$2,236,835	(0.7)
Used vehicle retail sales	1,219,870	1,155,837	5.5
Used vehicle wholesale sales	87,112	96,783	(10.0)
Total used	1,306,982	1,252,620	4.3
Parts and service sales	607,247	573,403	5.9
Finance, insurance and other, net	206,699	193,629	6.8
Total revenues	$4,341,462	$4,256,487	2.0
GROSS MARGIN %
New vehicle retail sales	4.8	4.9
Used vehicle retail sales	6.7	6.3
Used vehicle wholesale sales	2.4	3.1
Total used	6.4	6.0
Parts and service sales	54.0	53.7
Finance, insurance and other, net	100.0	100.0
Total gross margin	16.7	16.1
GROSS PROFIT
New vehicle retail sales	$105,556	$109,493	(3.6)
Used vehicle retail sales	81,614	72,294	12.9
Used vehicle wholesale sales	2,085	2,987	(30.2)
Total used	83,699	75,281	11.2
Parts and service sales	327,673	307,952	6.4
Finance, insurance and other, net	206,699	193,629	6.8
Total gross profit	$723,627	$686,355	5.4
UNITS SOLD
Retail new vehicles sold	56,708	59,061	(4.0)
Retail used vehicles sold	59,794	55,794	7.2
Wholesale used vehicles sold	13,978	16,675	(16.2)
Total used	73,772	72,469	1.8
AVERAGE RETAIL SALES PRICE
New vehicle retail	$39,157	$37,873	3.4
Used vehicle retail	$20,401	$20,716	(1.5)
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,861	$1,854	0.4
Used vehicle retail sales	$1,365	$1,296	5.3
Used vehicle wholesale sales	$149	$179	(16.8)
Total used	$1,135	$1,039	9.2
Finance, insurance and other, net (per retail unit)	$1,774	$1,686	5.2
OTHER
SG&A expenses	$524,230	$487,220	7.6
Adjusted SG&A expenses (1)	$521,652	$499,527	4.4
SG&A as % revenues	12.1	11.4
Adjusted SG&A as % revenues (1)	12.0	11.7
SG&A as % gross profit	72.4	71.0
Adjusted SG&A as % gross profit (1)	72.1	72.8
Operating margin %	4.0	4.0
Adjusted operating margin % (1)	4.0	3.8
Pretax margin %	2.5	2.6
Adjusted pretax margin % (1)	2.6	2.4
INTEREST EXPENSE
Floorplan interest expense	$(27,989)	$(25,146)	11.3
Floorplan assistance	22,038	21,956	0.4
Net floorplan expense	$(5,951)	$(3,190)	86.6
Other interest expense, net	$(33,786)	$(34,348)	(1.6)
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$302,224	$338,635	(10.8)	(5.5)
Used vehicle retail sales	194,007	208,108	(6.8)	(1.4)
Used vehicle wholesale sales	46,882	46,527	0.8	6.6
Total used	240,889	254,635	(5.4)	0.1
Parts and service sales	56,360	57,996	(2.8)	2.8
Finance, insurance and other, net	14,961	15,617	(4.2)	1.3
Total revenues	$614,434	$666,883	(7.9)	(2.5)
GROSS MARGIN %
New vehicle retail sales	3.5	4.7
Used vehicle retail sales	4.3	5.3
Used vehicle wholesale sales	(2.7)	(3.0)
Total used	2.9	3.8
Parts and service sales	55.9	57.9
Finance, insurance and other, net	100.0	100.0
Total gross margin	10.4	11.2
GROSS PROFIT
New vehicle retail sales	$10,625	$15,907	(33.2)	(29.6)
Used vehicle retail sales	8,289	11,103	(25.3)	(20.7)
Used vehicle wholesale sales	(1,287)	(1,378)	6.6	1.6
Total used	7,002	9,725	(28.0)	(23.4)
Parts and service sales	31,483	33,555	(6.2)	(0.9)
Finance, insurance and other, net	14,961	15,617	(4.2)	1.3
Total gross profit	$64,071	$74,804	(14.3)	(9.5)
UNITS SOLD
Retail new vehicles sold	9,266	10,914	(15.1)
Retail used vehicles sold	8,280	8,501	(2.6)
Wholesale used vehicles sold	5,772	5,955	(3.1)
Total used	14,052	14,456	(2.8)
AVERAGE RETAIL SALES PRICE
New vehicle retail	$32,616	$31,028	5.1	11.3
Used vehicle retail	$23,431	$24,480	(4.3)	1.2
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,147	$1,457	(21.3)	(17.1)
Used vehicle retail sales	$1,001	$1,306	(23.4)	(18.6)
Used vehicle wholesale sales	$(223)	$(231)	3.5	(1.5)
Total used	$498	$673	(26.0)	(21.2)
Finance, insurance and other, net (per retail unit)	$853	$804	6.1	12.1
OTHER
SG&A expenses	$59,036	$62,258	(5.2)	0.4
SG&A as % revenues	9.6	9.3
SG&A as % gross profit	92.1	83.2
Operating margin %	0.3	1.4
Pretax margin %	(0.3)	0.9
INTEREST EXPENSE
Floorplan interest expense	$(1,738)	$(1,617)	7.5	13.9
Floorplan assistance	100	240	(58.3)	(55.9)
Net floorplan expense	$(1,638)	$(1,377)	19.0	26.1
Other interest expense, net	$(1,566)	$(1,790)	(12.5)	(7.4)
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$620,795	$693,039	(10.4)	(4.9)
Used vehicle retail sales	397,568	400,657	(0.8)	5.4
Used vehicle wholesale sales	92,143	92,712	(0.6)	5.7
Total used	489,711	493,369	(0.7)	5.5
Parts and service sales	115,926	111,137	4.3	10.8
Finance, insurance and other, net	30,160	29,880	0.9	7.1
Total revenues	$1,256,592	$1,327,425	(5.3)	0.6
GROSS MARGIN %
New vehicle retail sales	4.4	5.0
Used vehicle retail sales	4.2	4.9
Used vehicle wholesale sales	(2.5)	(1.4)
Total used	2.9	3.7
Parts and service sales	55.4	57.2
Finance, insurance and other, net	100.0	100.0
Total gross margin	10.8	11.0
GROSS PROFIT
New vehicle retail sales	$27,397	$34,418	(20.4)	(15.9)
Used vehicle retail sales	16,577	19,663	(15.7)	(10.3)
Used vehicle wholesale sales	(2,297)	(1,308)	(75.6)	(84.0)
Total used	14,280	18,355	(22.2)	(17.0)
Parts and service sales	64,229	63,602	1.0	7.2
Finance, insurance and other, net	30,160	29,880	0.9	7.1
Total gross profit	$136,066	$146,255	(7.0)	(1.3)
UNITS SOLD
Retail new vehicles sold	19,610	21,364	(8.2)
Retail used vehicles sold	16,711	16,336	2.3
Wholesale used vehicles sold	11,139	11,542	(3.5)
Total used	27,850	27,878	(0.1)
AVERAGE RETAIL SALES PRICE
New vehicle retail	$31,657	$32,440	(2.4)	3.7
Used vehicle retail	$23,791	$24,526	(3.0)	3.0
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,397	$1,611	(13.3)	(8.3)
Used vehicle retail sales	$992	$1,204	(17.6)	(12.3)
Used vehicle wholesale sales	$(206)	$(113)	(82.3)	(90.7)
Total used	$513	$658	(22.0)	(16.9)
Finance, insurance and other, net (per retail unit)	$830	$793	4.7	11.1
OTHER
SG&A expenses	$118,228	$121,854	(3.0)	3.1
SG&A as % revenues	9.4	9.2
SG&A as % gross profit	86.9	83.3
Operating margin %	0.9	1.4
Pretax margin %	0.4	0.9
INTEREST EXPENSE
Floorplan interest expense	$(3,352)	$(3,131)	7.1	13.9
Floorplan assistance	256	526	(51.3)	(48.1)
Net floorplan expense	$(3,096)	$(2,605)	18.8	26.4
Other interest expense, net	$(3,150)	$(3,322)	(5.2)	0.7
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$74,359	$70,053	6.1	16.2
Used vehicle retail sales	19,437	21,738	(10.6)	(2.4)
Used vehicle wholesale sales	4,829	3,546	36.2	47.0
Total used	24,266	25,284	(4.0)	4.6
Parts and service sales	12,162	11,244	8.2	18.1
Finance, insurance and other, net	1,788	1,997	(10.5)	(2.2)
Total revenues	$112,575	$108,578	3.7	13.4
GROSS MARGIN %
New vehicle retail sales	5.8	6.2
Used vehicle retail sales	8.6	6.0
Used vehicle wholesale sales	5.7	1.9
Total used	8.0	5.4
Parts and service sales	44.5	44.5
Finance, insurance and other, net	100.0	100.0
Total gross margin	12.0	11.7
GROSS PROFIT
New vehicle retail sales	$4,327	$4,317	0.2	9.7
Used vehicle retail sales	1,673	1,302	28.5	40.1
Used vehicle wholesale sales	273	66	313.6	393.3
Total used	1,946	1,368	42.3	57.2
Parts and service sales	5,411	5,007	8.1	18.1
Finance, insurance and other, net	1,788	1,997	(10.5)	(2.2)
Total gross profit	$13,472	$12,689	6.2	16.1
UNITS SOLD
Retail new vehicles sold	2,509	2,169	15.7
Retail used vehicles sold	988	1,023	(3.4)
Wholesale used vehicles sold	484	322	50.3
Total used	1,472	1,345	9.4
AVERAGE RETAIL SALES PRICE
New vehicle retail	$29,637	$32,297	(8.2)	0.5
Used vehicle retail	$19,673	$21,249	(7.4)	1.1
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,725	$1,990	(13.3)	(5.2)
Used vehicle retail sales	$1,693	$1,273	33.0	45.1
Used vehicle wholesale sales	$564	$205	175.1	228.2
Total used	$1,322	$1,017	30.0	43.7
Finance, insurance and other, net (per retail unit)	$511	$626	(18.4)	(10.8)
OTHER
SG&A expenses	$11,602	$11,555	0.4	9.7
Adjusted SG&A expenses (1)	$12,162	$11,005	10.5	20.9
SG&A as % revenues	10.3	10.6
Adjusted SG&A as % revenues (1)	10.8	10.1
SG&A as % gross profit	86.1	91.1
Adjusted SG&A as % gross profit (1)	90.3	86.7
Operating margin %	0.8	0.6
Adjusted operating margin % (1)	0.8	1.1
Pretax margin %	0.8	0.2
Adjusted pretax margin % (1)	0.8	0.7
INTEREST EXPENSE
Floorplan interest expense	$(204)	$(137)	48.9	63.3
Other interest income (expense), net	$216	$(292)	(174.0)	(181.2)
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$138,531	$139,286	(0.5)	12.1
Used vehicle retail sales	40,661	45,929	(11.5)	(0.3)
Used vehicle wholesale sales	8,879	7,388	20.2	35.2
Total used	49,540	53,317	(7.1)	4.6
Parts and service sales	24,168	23,104	4.6	17.8
Finance, insurance and other, net	3,772	3,869	(2.5)	9.2
Total revenues	$216,011	$219,576	(1.6)	10.8
GROSS MARGIN %
New vehicle retail sales	5.9	5.8
Used vehicle retail sales	7.2	6.0
Used vehicle wholesale sales	6.4	2.9
Total used	7.0	5.6
Parts and service sales	44.1	44.9
Finance, insurance and other, net	100.0	100.0
Total gross margin	12.1	11.5
GROSS PROFIT
New vehicle retail sales	$8,142	$8,098	0.5	12.9
Used vehicle retail sales	2,910	2,752	5.7	19.5
Used vehicle wholesale sales	570	217	162.7	209.1
Total used	3,480	2,969	17.2	33.4
Parts and service sales	10,669	10,380	2.8	15.8
Finance, insurance and other, net	3,772	3,869	(2.5)	9.2
Total gross profit	$26,063	$25,316	3.0	15.9
UNITS SOLD
Retail new vehicles sold	4,649	4,236	9.7
Retail used vehicles sold	2,076	2,094	(0.9)
Wholesale used vehicles sold	956	679	40.8
Total used	3,032	2,773	9.3
AVERAGE RETAIL SALES PRICE
New vehicle retail	$29,798	$32,881	(9.4)	2.2
Used vehicle retail	$19,586	$21,934	(10.7)	0.5
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,751	$1,912	(8.4)	2.9
Used vehicle retail sales	$1,402	$1,314	6.7	20.6
Used vehicle wholesale sales	$596	$320	86.3	119.6
Total used	$1,148	$1,071	7.2	22.0
Finance, insurance and other, net (per retail unit)	$561	$611	(8.2)	2.8
OTHER
SG&A expenses	$23,965	$23,365	2.6	15.4
Adjusted SG&A expenses (1)	$23,953	$22,815	5.0	18.4
SG&A as % revenues	11.1	10.6
Adjusted SG&A as % revenues (1)	11.1	10.4
SG&A as % gross profit	91.9	92.3
Adjusted SG&A as % gross profit (1)	91.9	90.1
Operating margin %	0.3	0.5
Adjusted operating margin % (1)	0.6	0.7
Pretax margin %	0.2	0.1
Adjusted pretax margin % (1)	0.5	0.3
INTEREST EXPENSE
Floorplan interest expense	$(305)	$(373)	(18.2)	(5.6)
Other interest income (expense), net	$56	$(564)	(109.9)	(112.5)
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$1,565,375	$1,555,570	0.6	2.2
Used vehicle retail sales	838,896	821,853	2.1	3.7
Used vehicle wholesale sales	95,996	92,854	3.4	6.7
Total used	934,892	914,707	2.2	4.0
Parts and service sales	378,167	358,129	5.6	6.8
Finance, insurance and other, net	127,255	115,056	10.6	11.5
Total revenues	$3,005,689	$2,943,462	2.1	3.7
GROSS MARGIN %
New vehicle retail sales	4.5	4.9
Used vehicle retail sales	6.4	6.2
Used vehicle wholesale sales	(0.1)	0.3
Total used	5.7	5.6
Parts and service sales	54.0	54.5
Finance, insurance and other, net	100.0	100.0
Total gross margin	15.1	14.9
GROSS PROFIT
New vehicle retail sales	$69,704	$76,582	(9.0)	(7.7)
Used vehicle retail sales	53,292	51,214	4.1	5.4
Used vehicle wholesale sales	(93)	241	(138.6)	(145.0)
Total used	53,199	51,455	3.4	4.7
Parts and service sales	204,095	195,070	4.6	5.8
Finance, insurance and other, net	127,255	115,056	10.6	11.5
Total gross profit	$454,253	$438,163	3.7	4.8
UNITS SOLD
Retail new vehicles sold	42,093	43,471	(3.2)
Retail used vehicles sold	39,745	38,008	4.6
Wholesale used vehicles sold	13,084	13,569	(3.6)
Total used	52,829	51,577	2.4
AVERAGE RETAIL SALES PRICE
New vehicle retail	$37,188	$35,784	3.9	5.6
Used vehicle retail	$21,107	$21,623	(2.4)	(0.9)
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,656	$1,762	(6.0)	(4.7)
Used vehicle retail sales	$1,341	$1,347	(0.4)	0.8
Used vehicle wholesale sales	$(7)	$18	(138.9)	(146.7)
Total used	$1,007	$998	0.9	2.2
Finance, insurance and other, net (per retail unit)	$1,555	$1,412	10.1	11.0
OTHER
SG&A expenses	$338,715	$308,092	9.9	11.4
Adjusted SG&A expenses (1)	$335,283	$319,849	4.8	6.3
SG&A as % revenues	11.3	10.5
Adjusted SG&A as % revenues (1)	11.2	10.9
SG&A as % gross profit	74.6	70.3
Adjusted SG&A as % gross profit (1)	73.8	73.0
Operating margin %	3.2	3.7
Adjusted operating margin % (1)	3.4	3.5
Pretax margin %	2.1	2.6
Adjusted pretax margin % (1)	2.2	2.3
INTEREST EXPENSE
Floorplan interest expense	$(15,943)	$(14,563)	9.5	10.3
Floorplan assistance	11,812	11,447	3.2	3.2
Net floorplan expense	$(4,131)	$(3,116)	32.6	36.3
Other interest expense, net	$(17,961)	$(19,414)	(7.5)	(7.1)
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$2,979,860	$3,069,160	(2.9)	(1.1)
Used vehicle retail sales	1,658,099	1,602,423	3.5	5.3
Used vehicle wholesale sales	188,134	196,883	(4.4)	(0.9)
Total used	1,846,233	1,799,306	2.6	4.7
Parts and service sales	747,341	707,644	5.6	7.1
Finance, insurance and other, net	240,631	227,378	5.8	6.8
Total revenues	$5,814,065	$5,803,488	0.2	2.0
GROSS MARGIN %
New vehicle retail sales	4.7	5.0
Used vehicle retail sales	6.1	5.9
Used vehicle wholesale sales	0.2	1.0
Total used	5.5	5.4
Parts and service sales	53.9	54.0
Finance, insurance and other, net	100.0	100.0
Total gross margin	15.2	14.8
GROSS PROFIT
New vehicle retail sales	$141,095	$152,009	(7.2)	(5.5)
Used vehicle retail sales	101,101	94,709	6.7	8.3
Used vehicle wholesale sales	358	1,896	(81.1)	(81.5)
Total used	101,459	96,605	5.0	6.5
Parts and service sales	402,571	381,934	5.4	6.8
Finance, insurance and other, net	240,631	227,378	5.8	6.8
Total gross profit	$885,756	$857,926	3.2	4.6
UNITS SOLD
Retail new vehicles sold	80,967	84,661	(4.4)
Retail used vehicles sold	78,581	74,224	5.9
Wholesale used vehicles sold	26,073	28,896	(9.8)
Total used	104,654	103,120	1.5
AVERAGE RETAIL SALES PRICE
New vehicle retail	$36,803	$36,252	1.5	3.4
Used vehicle retail	$21,101	$21,589	(2.3)	(0.5)
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,743	$1,796	(3.0)	(1.2)
Used vehicle retail sales	$1,287	$1,276	0.9	2.3
Used vehicle wholesale sales	$14	$66	(78.8)	(79.5)
Total used	$969	$937	3.4	4.9
Finance, insurance and other, net (per retail unit)	$1,508	$1,431	5.4	6.4
OTHER
SG&A expenses	$666,423	$632,439	5.4	7.0
Adjusted SG&A expenses (1)	$663,833	$644,196	3.0	4.7
SG&A as % revenues	11.5	10.9
Adjusted SG&A as % revenues (1)	11.4	11.1
SG&A as % gross profit	75.2	73.7
Adjusted SG&A as % gross profit (1)	74.9	75.1
Operating margin %	3.2	3.2
Adjusted operating margin % (1)	3.2	3.1
Pretax margin %	2.0	2.1
Adjusted pretax margin % (1)	2.0	2.0
INTEREST EXPENSE
Floorplan interest expense	$(31,646)	$(28,650)	10.5	11.4
Floorplan assistance	22,294	22,482	(0.8)	(0.8)
Net floorplan expense	$(9,352)	$(6,168)	51.6	55.6
Other interest expense, net	$(36,880)	$(38,234)	(3.5)	(3.1)
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)
REVENUES
New vehicle retail sales	$1,165,371	$1,114,450	4.6
Used vehicle retail sales	611,756	577,855	5.9
Used vehicle wholesale sales	43,391	41,368	4.9
Total used	655,147	619,223	5.8
Parts and service sales	307,085	278,881	10.1
Finance, insurance and other, net	108,102	95,304	13.4
Total revenues	$2,235,705	$2,107,858	6.1
GROSS MARGIN %
New vehicle retail sales	4.6	4.9
Used vehicle retail sales	7.0	6.6
Used vehicle wholesale sales	2.2	3.9
Total used	6.6	6.4
Parts and service sales	53.8	54.5
Finance, insurance and other, net	100.0	100.0
Total gross margin	16.6	16.2
GROSS PROFIT
New vehicle retail sales	$53,566	$54,730	(2.1)
Used vehicle retail sales	42,602	37,937	12.3
Used vehicle wholesale sales	952	1,613	(41.0)
Total used	43,554	39,550	10.1
Parts and service sales	165,177	151,895	8.7
Finance, insurance and other, net	108,102	95,304	13.4
Total gross profit	$370,399	$341,479	8.5
UNITS SOLD
Retail new vehicles sold	29,588	29,595	—
Retail used vehicles sold	29,773	27,815	7.0
Wholesale used vehicles sold	6,618	7,058	(6.2)
Total used	36,391	34,873	4.4
AVERAGE RETAIL SALES PRICE
New vehicle retail	$39,387	$37,657	4.6
Used vehicle retail	$20,547	$20,775	(1.1)
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,810	$1,849	(2.1)
Used vehicle retail sales	$1,431	$1,364	4.9
Used vehicle wholesale sales	$144	$229	(37.1)
Total used	$1,197	$1,134	5.6
Finance, insurance and other, net (per retail unit)	$1,821	$1,660	9.7
OTHER
SG&A expenses	$263,184	$244,896	7.5
Adjusted SG&A expenses (1)	$259,192	$240,302	7.9
SG&A as % revenues	11.8	11.6
Adjusted SG&A as % revenues (1)	11.6	11.4
SG&A as % gross profit	71.1	71.7
Adjusted SG&A as % gross profit (1)	70.0	70.4
Operating margin %	4.2	3.9
Adjusted operating margin % (1)	4.4	4.2
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/(Decrease)
REVENUES
New vehicle retail sales	$2,170,350	$2,175,744	(0.2)
Used vehicle retail sales	1,189,401	1,127,097	5.5
Used vehicle wholesale sales	85,265	93,907	(9.2)
Total used	1,274,666	1,221,004	4.4
Parts and service sales	601,064	554,170	8.5
Finance, insurance and other, net	201,812	189,410	6.5
Total revenues	$4,247,892	$4,140,328	2.6
GROSS MARGIN %
New vehicle retail sales	4.7	4.9
Used vehicle retail sales	6.7	6.3
Used vehicle wholesale sales	2.5	3.2
Total used	6.4	6.0
Parts and service sales	53.8	53.9
Finance, insurance and other, net	100.0	100.0
Total gross margin	16.7	16.1
GROSS PROFIT
New vehicle retail sales	$102,973	$106,199	(3.0)
Used vehicle retail sales	79,937	70,528	13.3
Used vehicle wholesale sales	2,151	3,041	(29.3)
Total used	82,088	73,569	11.6
Parts and service sales	323,200	298,872	8.1
Finance, insurance and other, net	201,812	189,410	6.5
Total gross profit	$710,073	$668,050	6.3
UNITS SOLD
Retail new vehicles sold	55,157	57,602	(4.2)
Retail used vehicles sold	58,162	54,450	6.8
Wholesale used vehicles sold	13,539	16,229	(16.6)
Total used	71,701	70,679	1.4
AVERAGE RETAIL SALES PRICE
New vehicle retail	$39,349	$37,772	4.2
Used vehicle retail	$20,450	$20,700	(1.2)
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,867	$1,844	1.2
Used vehicle retail sales	$1,374	$1,295	6.1
Used vehicle wholesale sales	$159	$187	(15.0)
Total used	$1,145	$1,041	10.0
Finance, insurance and other, net (per retail unit)	$1,781	$1,690	5.4
OTHER
SG&A expenses	$516,471	$489,849	5.4
Adjusted SG&A expenses (1)	$509,754	$485,256	5.0
SG&A as % revenues	12.2	11.8
Adjusted SG&A as % revenues (1)	12.0	11.7
SG&A as % gross profit	72.7	73.3
Adjusted SG&A as % gross profit (1)	71.8	72.6
Operating margin %	3.9	3.6
Adjusted operating margin % (1)	4.0	3.8
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$298,728	$332,439	(10.1)	(4.8)
Used vehicle retail sales	190,782	204,358	(6.6)	(1.3)
Used vehicle wholesale sales	45,990	45,797	0.4	6.3
Total used	236,772	250,155	(5.3)	0.1
Parts and service sales	53,528	54,970	(2.6)	3.0
Finance, insurance and other, net	14,649	15,373	(4.7)	0.7
Total revenues	$603,677	$652,937	(7.5)	(2.1)
GROSS MARGIN %
New vehicle retail sales	3.5	4.7
Used vehicle retail sales	4.2	5.3
Used vehicle wholesale sales	(2.7)	(2.5)
Total used	2.9	3.9
Parts and service sales	55.8	58.2
Finance, insurance and other, net	100.0	100.0
Total gross margin	10.2	11.2
GROSS PROFIT
New vehicle retail sales	$10,465	$15,785	(33.7)	(30.2)
Used vehicle retail sales	8,088	10,823	(25.3)	(20.6)
Used vehicle wholesale sales	(1,225)	(1,127)	(8.7)	(14.6)
Total used	6,863	9,696	(29.2)	(24.7)
Parts and service sales	29,880	32,019	(6.7)	(1.4)
Finance, insurance and other, net	14,649	15,373	(4.7)	0.7
Total gross profit	$61,857	$72,873	(15.1)	(10.3)
UNITS SOLD
Retail new vehicles sold	9,109	10,290	(11.5)
Retail used vehicles sold	8,052	8,285	(2.8)
Wholesale used vehicles sold	5,604	5,818	(3.7)
Total used	13,656	14,103	(3.2)
AVERAGE RETAIL SALES PRICE
New vehicle retail	$32,795	$32,307	1.5	7.5
Used vehicle retail	$23,694	$24,666	(3.9)	1.6
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,149	$1,534	(25.1)	(21.1)
Used vehicle retail sales	$1,004	$1,306	(23.1)	(18.3)
Used vehicle wholesale sales	$(219)	$(194)	(12.9)	(18.9)
Total used	$503	$688	(26.9)	(22.3)
Finance, insurance and other, net (per retail unit)	$854	$828	3.1	9.0
OTHER
SG&A expenses	$56,998	$59,703	(4.5)	1.0
SG&A as % revenues	9.4	9.1
SG&A as % gross profit	92.1	81.9
Operating margin %	0.3	1.5
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$578,891	$657,700	(12.0)	(6.5)
Used vehicle retail sales	368,637	387,276	(4.8)	1.1
Used vehicle wholesale sales	87,211	90,365	(3.5)	2.6
Total used	455,848	477,641	(4.6)	1.4
Parts and service sales	104,274	103,193	1.0	7.3
Finance, insurance and other, net	28,307	28,841	(1.9)	4.1
Total revenues	$1,167,320	$1,267,375	(7.9)	(2.1)
GROSS MARGIN %
New vehicle retail sales	4.5	5.1
Used vehicle retail sales	4.1	4.9
Used vehicle wholesale sales	(2.3)	(1.1)
Total used	2.9	3.8
Parts and service sales	55.4	57.7
Finance, insurance and other, net	100.0	100.0
Total gross margin	10.7	11.0
GROSS PROFIT
New vehicle retail sales	$25,956	$33,291	(22.0)	(17.6)
Used vehicle retail sales	15,161	19,143	(20.8)	(15.7)
Used vehicle wholesale sales	(2,013)	(1,029)	(95.6)	(105.0)
Total used	13,148	18,114	(27.4)	(22.5)
Parts and service sales	57,724	59,518	(3.0)	2.9
Finance, insurance and other, net	28,307	28,841	(1.9)	4.1
Total gross profit	$125,135	$139,764	(10.5)	(5.0)
UNITS SOLD
Retail new vehicles sold	18,324	19,947	(8.1)
Retail used vehicles sold	15,343	15,654	(2.0)
Wholesale used vehicles sold	10,474	11,209	(6.6)
Total used	25,817	26,863	(3.9)
AVERAGE RETAIL SALES PRICE
New vehicle retail	$31,592	$32,972	(4.2)	1.8
Used vehicle retail	$24,026	$24,740	(2.9)	3.2
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,417	$1,669	(15.1)	(10.3)
Used vehicle retail sales	$988	$1,223	(19.2)	(14.0)
Used vehicle wholesale sales	$(192)	$(92)	(108.7)	(119.4)
Total used	$509	$674	(24.5)	(19.4)
Finance, insurance and other, net (per retail unit)	$841	$810	3.8	10.1
OTHER
SG&A expenses	$108,286	$114,985	(5.8)	0.1
SG&A as % revenues	9.3	9.1
SG&A as % gross profit	86.5	82.3
Operating margin %	0.9	1.5
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$69,103	$69,393	(0.4)	9.1
Used vehicle retail sales	18,707	21,014	(11.0)	(2.6)
Used vehicle wholesale sales	4,238	3,124	35.7	47.6
Total used	22,945	24,138	(4.9)	3.9
Parts and service sales	11,683	11,189	4.4	14.0
Finance, insurance and other, net	1,618	1,990	(18.7)	(11.2)
Total revenues	$105,349	$106,710	(1.3)	8.0
GROSS MARGIN %
New vehicle retail sales	5.9	6.2
Used vehicle retail sales	8.2	5.9
Used vehicle wholesale sales	6.6	2.7
Total used	7.9	5.4
Parts and service sales	44.5	44.6
Finance, insurance and other, net	100.0	100.0
Total gross margin	12.1	11.8
GROSS PROFIT
New vehicle retail sales	$4,091	$4,284	(4.5)	4.5
Used vehicle retail sales	1,528	1,230	24.2	35.8
Used vehicle wholesale sales	278	85	227.1	274.0
Total used	1,806	1,315	37.3	51.4
Parts and service sales	5,196	4,994	4.0	13.8
Finance, insurance and other, net	1,618	1,990	(18.7)	(11.2)
Total gross profit	$12,711	$12,583	1.0	10.5
UNITS SOLD
Retail new vehicles sold	2,301	2,150	7.0
Retail used vehicles sold	928	1,007	(7.8)
Wholesale used vehicles sold	426	313	36.1
Total used	1,354	1,320	2.6
AVERAGE RETAIL SALES PRICE
New vehicle retail	$30,032	$32,276	(7.0)	1.9
Used vehicle retail	$20,158	$20,868	(3.4)	5.6
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,778	$1,993	(10.8)	(2.3)
Used vehicle retail sales	$1,647	$1,221	34.9	47.4
Used vehicle wholesale sales	$653	$272	140.1	174.8
Total used	$1,334	$996	33.9	47.6
Finance, insurance and other, net (per retail unit)	$501	$630	(20.5)	(13.1)
OTHER
SG&A expenses	$11,506	$11,307	1.8	11.0
Adjusted SG&A expenses (1)	$11,506	$10,880	5.8	15.6
SG&A as % revenues	10.9	10.6
Adjusted SG&A as % revenues (1)	10.9	10.2
SG&A as % gross profit	90.5	89.9
Adjusted SG&A as % gross profit (1)	90.5	86.5
Operating margin %	0.2	0.8
Adjusted operating margin % (1)	0.8	1.2

(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$126,019	$138,626	(9.1)	2.6
Used vehicle retail sales	38,150	45,205	(15.6)	(4.8)
Used vehicle wholesale sales	8,288	6,966	19.0	34.6
Total used	46,438	52,171	(11.0)	0.5
Parts and service sales	22,953	23,049	(0.4)	12.2
Finance, insurance and other, net	3,333	3,861	(13.7)	(3.3)
Total revenues	$198,743	$217,707	(8.7)	3.0
GROSS MARGIN %
New vehicle retail sales	6.0	5.8
Used vehicle retail sales	6.9	5.9
Used vehicle wholesale sales	6.9	3.4
Total used	6.9	5.6
Parts and service sales	44.0	45.0
Finance, insurance and other, net	100.0	100.0
Total gross margin	12.1	11.6
GROSS PROFIT
New vehicle retail sales	$7,507	$8,065	(6.9)	4.6
Used vehicle retail sales	2,630	2,681	(1.9)	11.2
Used vehicle wholesale sales	574	237	142.2	182.1
Total used	3,204	2,918	9.8	25.1
Parts and service sales	10,102	10,367	(2.6)	9.9
Finance, insurance and other, net	3,333	3,861	(13.7)	(3.3)
Total gross profit	$24,146	$25,211	(4.2)	7.9
UNITS SOLD
Retail new vehicles sold	4,151	4,217	(1.6)
Retail used vehicles sold	1,919	2,078	(7.7)
Wholesale used vehicles sold	837	670	24.9
Total used	2,756	2,748	0.3
AVERAGE RETAIL SALES PRICE
New vehicle retail	$30,359	$32,873	(7.6)	4.2
Used vehicle retail	$19,880	$21,754	(8.6)	3.1
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,808	$1,912	(5.4)	6.3
Used vehicle retail sales	$1,371	$1,290	6.3	20.4
Used vehicle wholesale sales	$686	$354	93.8	125.8
Total used	$1,163	$1,062	9.5	24.7
Finance, insurance and other, net (per retail unit)	$549	$613	(10.4)	0.3
OTHER
SG&A expenses	$22,568	$23,038	(2.0)	10.2
Adjusted SG&A expenses (1)	$22,568	$22,611	(0.2)	12.5
SG&A as % revenues	11.4	10.6
Adjusted SG&A as % revenues (1)	11.4	10.4
SG&A as % gross profit	93.5	91.4
Adjusted SG&A as % gross profit (1)	93.5	89.7
Operating margin %	0.1	0.6
Adjusted operating margin % (1)	0.4	0.8
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$1,533,202	$1,516,282	1.1	2.7
Used vehicle retail sales	821,245	803,227	2.2	3.8
Used vehicle wholesale sales	93,619	90,289	3.7	7.1
Total used	914,864	893,516	2.4	4.2
Parts and service sales	372,296	345,040	7.9	9.1
Finance, insurance and other, net	124,369	112,667	10.4	11.3
Total revenues	$2,944,731	$2,867,505	2.7	4.3
GROSS MARGIN %
New vehicle retail sales	4.4	4.9
Used vehicle retail sales	6.4	6.2
Used vehicle wholesale sales	—	0.6
Total used	5.7	5.7
Parts and service sales	53.8	54.7
Finance, insurance and other, net	100.0	100.0
Total gross margin	15.1	14.9
GROSS PROFIT
New vehicle retail sales	$68,122	$74,799	(8.9)	(7.7)
Used vehicle retail sales	52,218	49,990	4.5	5.8
Used vehicle wholesale sales	5	571	(99.1)	(103.3)
Total used	52,223	50,561	3.3	4.5
Parts and service sales	200,253	188,908	6.0	7.2
Finance, insurance and other, net	124,369	112,667	10.4	11.3
Total gross profit	$444,967	$426,935	4.2	5.3
UNITS SOLD
Retail new vehicles sold	40,998	42,035	(2.5)
Retail used vehicles sold	38,753	37,107	4.4
Wholesale used vehicles sold	12,648	13,189	(4.1)
Total used	51,401	50,296	2.2
AVERAGE RETAIL SALES PRICE
New vehicle retail	$37,397	$36,072	3.7	5.3
Used vehicle retail	$21,192	$21,646	(2.1)	(0.6)
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,662	$1,779	(6.6)	(5.3)
Used vehicle retail sales	$1,347	$1,347	—	1.3
Used vehicle wholesale sales	$—	$43	(100.0)	(103.4)
Total used	$1,016	$1,005	1.1	2.3
Finance, insurance and other, net (per retail unit)	$1,559	$1,424	9.5	10.4
OTHER
SG&A expenses	$331,688	$315,906	5.0	6.4
Adjusted SG&A expenses (1)	$327,696	$310,885	5.4	6.8
SG&A as % revenues	11.3	11.0
Adjusted SG&A as % revenues (1)	11.1	10.8
SG&A as % gross profit	74.5	74.0
Adjusted SG&A as % gross profit (1)	73.6	72.8
Operating margin %	3.2	3.2
Adjusted operating margin % (1)	3.4	3.5
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Six Months Ended June 30,
	2019	2018	% Increase/ (Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES
New vehicle retail sales	$2,875,260	$2,972,070	(3.3)	(1.5)
Used vehicle retail sales	1,596,188	1,559,578	2.3	4.1
Used vehicle wholesale sales	180,764	191,238	(5.5)	(2.0)
Total used	1,776,952	1,750,816	1.5	3.5
Parts and service sales	728,291	680,412	7.0	8.4
Finance, insurance and other, net	233,452	222,112	5.1	6.1
Total revenues	$5,613,955	$5,625,410	(0.2)	1.5
GROSS MARGIN %
New vehicle retail sales	4.7	5.0
Used vehicle retail sales	6.1	5.9
Used vehicle wholesale sales	0.4	1.2
Total used	5.5	5.4
Parts and service sales	53.7	54.2
Finance, insurance and other, net	100.0	100.0
Total gross margin	15.3	14.8
GROSS PROFIT
New vehicle retail sales	$136,436	$147,555	(7.5)	(5.9)
Used vehicle retail sales	97,728	92,352	5.8	7.3
Used vehicle wholesale sales	712	2,249	(68.3)	(68.5)
Total used	98,440	94,601	4.1	5.5
Parts and service sales	391,026	368,757	6.0	7.4
Finance, insurance and other, net	233,452	222,112	5.1	6.1
Total gross profit	$859,354	$833,025	3.2	4.4
UNITS SOLD
Retail new vehicles sold	77,632	81,766	(5.1)
Retail used vehicles sold	75,424	72,182	4.5
Wholesale used vehicles sold	24,850	28,108	(11.6)
Total used	100,274	100,290	—
AVERAGE RETAIL SALES PRICE
New vehicle retail	$37,037	$36,348	1.9	3.7
Used vehicle retail	$21,163	$21,606	(2.1)	(0.3)
GROSS PROFIT PER UNIT SOLD
New vehicle retail sales	$1,757	$1,805	(2.7)	(0.9)
Used vehicle retail sales	$1,296	$1,279	1.3	2.7
Used vehicle wholesale sales	$29	$80	(63.8)	(64.3)
Total used	$982	$943	4.1	5.5
Finance, insurance and other, net (per retail unit)	$1,525	$1,443	5.7	6.7
OTHER
SG&A expenses	$647,325	$627,872	3.1	4.6
Adjusted SG&A expenses (1)	$640,607	$622,851	2.9	4.4
SG&A as % revenues	11.5	11.2
Adjusted SG&A as % revenues (1)	11.4	11.1
SG&A as % gross profit	75.3	75.4
Adjusted SG&A as % gross profit (1)	74.5	74.8
Operating margin %	3.2	3.0
Adjusted operating margin % (1)	3.3	3.2
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S. (1)
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2019	2018	% Increase/ (Decrease)
SG&A RECONCILIATION
As reported	$268,077	$234,279	14.4
Pre-tax adjustments:
Catastrophic events	(3,992)	(5,812)
Gain (loss) on real estate and dealership transactions	—	20,119
Legal matters	—	(2,000)
Adjusted SG&A	$264,085	$246,586	7.1
SG&A AS % REVENUES
Unadjusted	11.8	10.8
Adjusted	11.6	11.4
SG&A AS % GROSS PROFIT:
Unadjusted	71.2	66.8
Adjusted	70.1	70.3
OPERATING MARGIN %
Unadjusted	4.1	4.6
Adjusted (2)	4.3	4.2
PRETAX MARGIN %
Unadjusted	2.8	3.2
Adjusted (2)	3.0	2.8
SAME STORE SG&A RECONCILIATION
As reported	$263,184	$244,896	7.5
Pre-tax adjustments:
Catastrophic events	(3,992)	(5,812)
Gain (loss) on real estate and dealership transactions	—	3,218
Legal matters	—	(2,000)
Adjusted Same Store SG&A	$259,192	$240,302	7.9
SAME STORE SG&A AS % REVENUES
Unadjusted	11.8	11.6
Adjusted	11.6	11.4
SAME STORE SG&A AS % GROSS PROFIT
Unadjusted	71.1	71.7
Adjusted	70.0	70.4
SAME STORE OPERATING MARGIN %
Unadjusted	4.2	3.9
Adjusted (3)	4.4	4.2
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”
(2) Excludes the impact of SG&A reconciling items above, as well as a non-cash asset impairment charge of $4.3 million for the three months ended June 30, 2018.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as a non-cash asset impairment charge of $2.9 million for the three months ended June 30, 2018.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S. (1)
(Unaudited)
(Dollars in thousands)

	Six Months Ended June 30,
	2019	2018	% Increase/ (Decrease)
SG&A RECONCILIATION
As reported	$524,230	$487,220	7.6
Pre-tax adjustments:
Catastrophic events	(5,965)	(5,812)
Gain (loss) on real estate and dealership transactions	5,216	20,119
Legal matters	(1,829)	(2,000)
Adjusted SG&A	$521,652	$499,527	4.4
SG&A AS % REVENUES
Unadjusted	12.1	11.4
Adjusted	12.0	11.7
SG&A AS % OF GROSS PROFIT
Unadjusted	72.4	71.0
Adjusted	72.1	72.8
OPERATING MARGIN %
Unadjusted	4.0	4.0
Adjusted (2)	4.0	3.8
PRETAX MARGIN %
Unadjusted	2.5	2.6
Adjusted (2)	2.6	2.4
SAME STORE SG&A RECONCILIATION
As reported	$516,471	$489,849	5.4
Pre-tax adjustments:
Catastrophic events	(5,964)	(5,811)
Gain (loss) on real estate and dealership transactions	1,076	3,218
Legal matters	(1,829)	(2,000)
Adjusted Same Store SG&A	$509,754	$485,256	5.0
SAME STORE SG&A AS % REVENUES
Unadjusted	12.2	11.8
Adjusted	12.0	11.7
SAME STORE SG&A AS % GROSS PROFIT
Unadjusted	72.7	73.3
Adjusted	71.8	72.6
SAME STORE OPERATING MARGIN %
Unadjusted	3.9	3.6
Adjusted (3)	4.1	3.8
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”
(2) Excludes the impact of SG&A reconciling items above, as well as a non-cash asset impairment charge of $4.3 million for the six months ended June 30, 2018.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as a non-cash asset impairment charge of $2.9 million for the six months ended June 30, 2018.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil (1)
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)
SG&A RECONCILIATION
As reported	$11,602	$11,555	0.4
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	182	—
Legal matters	378	(550)
Adjusted SG&A	$12,162	$11,005	10.5
SG&A AS % REVENUES
Unadjusted	10.3	10.6
Adjusted	10.8	10.1
SG&A AS % GROSS PROFIT
Unadjusted	86.1	91.1
Adjusted	90.3	86.7
OPERATING MARGIN %
Unadjusted	0.8	0.6
Adjusted (2)	0.8	1.1
PRETAX MARGIN %
Unadjusted	0.8	0.2
Adjusted (2)	0.8	0.7
SAME STORE SG&A RECONCILIATION
As reported	$11,506	$11,307	1.8
Pre-tax adjustments:
Legal matters	—	(427)
Adjusted Same Store SG&A	$11,506	$10,880	5.8
SAME STORE SG&A AS % REVENUES
Unadjusted	10.9	10.6
Adjusted	10.9	10.2
SAME STORE SG&A AS % GROSS PROFIT
Unadjusted	90.5	89.9
Adjusted	90.5	86.5
SAME STORE OPERATING MARGIN %
Unadjusted	0.2	0.8
Adjusted (3)	0.8	1.2
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”
(2) Excludes the impact of SG&A reconciling items above, as well as a non-cash asset impairment charge of $0.5 million for the three months ended June 30, 2019.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as a non-cash asset impairment charge of $0.5 million for the three months ended June 30, 2019.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil (1)
(Unaudited)
(Dollars in thousands)

	Six Months Ended June 30,
	2019	2018	% Increase/ (Decrease)
SG&A RECONCILIATION
As reported	$23,965	$23,365	2.6
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	182	—
Legal matters	(194)	(550)
Adjusted SG&A	$23,953	$22,815	5.0
SG&A AS % REVENUES
Unadjusted	11.1	10.6
Adjusted	11.1	10.4
SG&A AS % OF GROSS PROFIT
Unadjusted	91.9	92.3
Adjusted	91.9	90.1
OPERATING MARGIN %
Unadjusted	0.3	0.5
Adjusted (2)	0.6	0.7
PRETAX MARGIN %
Unadjusted	0.2	0.1
Adjusted (2)	0.5	0.3
SAME STORE SG&A RECONCILIATION
As reported	$22,568	$23,038	(2.0)
Pre-tax adjustments:
Legal matters	—	(427)
Adjusted Same Store SG&A	$22,568	$22,611	(0.2)
SAME STORE SG&A AS % REVENUES
Unadjusted	11.4	10.6
Adjusted	11.4	10.4
SAME STORE SG&A AS % GROSS PROFIT
Unadjusted	93.5	91.4
Adjusted	93.5	89.7
SAME STORE OPERATING MARGIN %
Unadjusted	0.1	0.6
Adjusted (3)	0.4	0.8
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”
(2) Excludes the impact of SG&A reconciling items above, as well as a non-cash asset impairment charge of $0.5 million for the six months ended June 30, 2019.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as a non-cash asset impairment charge of $0.5 million for the six months ended June 30, 2019.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated (1)
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)
NET INCOME (LOSS) RECONCILIATION
As reported
Pretax net income (loss)	$63,233	$75,188
Income tax benefit (provision)	(14,008)	(18,725)
Net income (loss)	$49,225	$56,463	(12.8)
Effective tax rate	22.2%	24.9%
Adjustments:
Catastrophic events
Pre-tax	$3,992	$5,812
Tax impact	$(963)	$(1,444)
(Gain) loss on real estate and dealership transactions
Pre-tax	$(182)	$(20,119)
Tax impact	$533	$4,917
Legal matters
Pre-tax	$(378)	$2,550
Tax impact	$—	$(568)
Non-cash asset impairment
Pre-tax	$537	$4,268
Tax impact	$—	$(1,089)
Adjusted
Pretax net income (loss)	$67,202	$67,699
Income tax benefit (provision)	(14,438)	(16,909)
Adjusted net income (loss)	$52,764	$50,790	3.9
Effective tax rate	21.5%	25.0%
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION
Adjusted net income (loss)	$52,764	$50,790	3.9
Less: Adjusted earnings allocated to participating securities	1,975	1,722	14.7
Adjusted net income (loss) available to diluted common shares	$50,789	$49,068	3.5
DILUTED INCOME (LOSS) PER COMMON SHARE RECONCILIATION
As reported	$2.64	$2.72	(2.9)
After-tax adjustments:
Catastrophic events	0.16	0.21
(Gain) loss on real estate and dealership transactions	0.02	(0.73)
Legal matters	(0.02)	0.10
Non-cash asset impairment	0.03	0.15
Adjusted diluted income (loss) per share	$2.83	$2.45	15.5
SG&A RECONCILIATION
As reported	$338,715	$308,092	9.9
Pre-tax adjustments:
Catastrophic events	(3,992)	(5,812)
Gain (loss) on real estate and dealership transactions	182	20,119
Legal matters	378	(2,550)
Adjusted SG&A	$335,283	$319,849	4.8
SG&A AS % REVENUES
Unadjusted	11.3	10.5
Adjusted	11.2	10.9
SG&A AS % GROSS PROFIT
Unadjusted	74.6	70.3
Adjusted	73.8	73.0

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated - (Continued) (1)
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,
	2019	2018	% Increase/(Decrease)
OPERATING MARGIN %
Unadjusted	3.2	3.7
Adjusted (2)	3.4	3.5
PRETAX MARGIN %
Unadjusted	2.1	2.6
Adjusted (2)	2.2	2.3
SAME STORE SG&A RECONCILIATION
As reported	$331,688	$315,906	5.0
Pre-tax adjustments:
Catastrophic events	(3,992)	(5,812)
Gain (loss) on real estate and dealership transactions	—	3,218
Legal matters	—	(2,427)
Adjusted Same Store SG&A	$327,696	$310,885	5.4
SAME STORE SG&A AS % REVENUES
Unadjusted	11.3	11.0
Adjusted	11.1	10.8
SAME STORE SG&A AS % GROSS PROFIT
Unadjusted	74.5	74.0
Adjusted	73.6	72.8
SAME STORE OPERATING MARGIN %
Unadjusted	3.2	3.2
Adjusted (3)	3.4	3.5
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $0.5 million and $4.3 million for the three months ended June 30, 2019 and 2018.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $0.5 million and $2.9 million for the three months ended June 30, 2019 and 2018.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated (1)
(Unaudited)
(Dollars in thousands, except per share amounts)

	Six Months Ended June 30, 2019
	2019	2018	% Increase/(Decrease)
NET INCOME (LOSS) RECONCILIATION
As reported
Pretax net income (loss)	$115,409	$121,355
Income tax benefit (provision)	(27,536)	(29,078)
Net income (loss)	$87,873	$92,277	(4.8)
Effective tax rate	23.9%	24.0%
Adjustments:
Catastrophic events
Pre-tax	$5,965	$5,812
Tax impact	$(1,482)	$(1,444)
(Gain) loss on real estate and dealership transactions
Pre-tax	$(5,398)	$(20,119)
Tax impact	$1,914	$4,917
Legal matters
Pre-tax	$2,023	$2,550
Tax impact	$(481)	$(568)
Non-cash asset impairment
Pre-tax	$537	$4,268
Tax impact	$—	$(1,089)
Adjusted
Pretax net income (loss)	$118,536	$113,866
Income tax benefit (provision)	(27,585)	(27,262)
Adjusted net income (loss)	$90,951	$86,604	5.0
Effective tax rate	23.3%	23.9%
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION
Adjusted net income (loss)	$90,951	$86,604	5.0
Less: Adjusted earnings allocated to participating securities	3,415	2,930	16.6
Adjusted net income (loss) available to diluted common shares	$87,536	$83,674	4.6
DILUTED INCOME (LOSS) PER COMMON SHARE RECONCILIATION
As reported	$4.73	$4.42	7.0
After-tax adjustments:
Catastrophic events	0.25	0.21
(Gain) loss on real estate and dealership transactions	(0.19)	(0.73)
Legal matters	0.08	0.10
Non-cash asset impairment	0.03	0.15
Adjusted diluted income (loss) per share	$4.90	$4.15	18.1
SG&A RECONCILIATION
As reported	$666,423	$632,439	5.4
Pre-tax adjustments:
Catastrophic events	(5,965)	(5,812)
Gain (loss) on real estate and dealership transactions	5,398	20,119
Legal matters	(2,023)	(2,550)
Adjusted SG&A	$663,833	$644,196	3.0
SG&A AS % REVENUES
Unadjusted	11.5	10.9
Adjusted	11.4	11.1
SG&A AS % OF GROSS PROFIT
Unadjusted	75.2	73.7
Adjusted	74.9	75.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated - (Continued) (1)
(Unaudited)
(Dollars in thousands, except per share amounts)

	Six Months Ended June 30, 2019
	2019	2018	% Increase/(Decrease)
OPERATING MARGIN %
Unadjusted	3.2	3.2
Adjusted (2)	3.2	3.1
PRETAX MARGIN %
Unadjusted	2.0	2.1
Adjusted (2)	2.0	2.0
SAME STORE SG&A RECONCILIATION
As reported	$647,325	$627,872	3.1
Pre-tax adjustments:
Catastrophic events	(5,965)	(5,812)
Gain (loss) on real estate and dealership transactions	1,076	3,218
Legal matters	(1,829)	(2,427)
Adjusted Same Store SG&A	$640,607	$622,851	2.9
SAME STORE SG&A AS % REVENUES
Unadjusted	11.5	11.2
Adjusted	11.4	11.1
SAME STORE SG&A AS % GROSS PROFIT
Unadjusted	75.3	75.4
Adjusted	74.5	74.8
SAME STORE OPERATING MARGIN %
Unadjusted	3.2	3.0
Adjusted (3)	3.3	3.2
(1) See the section of this release titled “Non-GAAP Financial Measures and Same Store Data.”
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $0.5 million and $4.3 million for the six months ended June 30, 2019 and 2018.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $0.5 million and $2.9 million for the six months ended June 30, 2019 and 2018.